UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2023

U.S. ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-06814	83-0205516
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 S. Voss, Suite 725, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Chief Operating Officer

On July 28, 2023, Mr. Donald A. Kessel informed the Company of his retirement as Chief Operating Officer of U.S. Energy Corp. (the “Company”, “we” and “us”) effective the same date, and entered into a Separation and Release Agreement with the Company (the “Separation Agreement”). The resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Under the Separation Agreement, the Company agreed to (a) pay Mr. Kessel $50,000, less all applicable withholdings and required deductions; and (b) accelerate the vesting of an aggregate of 164,000 Restricted Stock Award shares, which would have otherwise expired upon his resignation pursuant to their terms (collectively, (a) and (b), the “Severance Payment”). The Severance Payment is required to be paid within 30 days. Under the Separation Agreement, Mr. Kessel provided a customary general release to the Company, subject to certain exceptions for claims Mr. Kessel may have under the indemnification agreement previously entered into with the Company and the Company’s governing documents, and also agreed to certain confidentiality, non-disclosure, non-solicitation, and non-disparagement covenants in favor of the Company.

The foregoing summary of the Separation Agreement is a summary only and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference in its entirety.

The responsibilities and duties of Mr. Kessel will be taken over by operations personnel of the Company for the time being and the Company may pursue a new Chief Operating Officer in the future.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Separation and Release Agreement, dated July 31, 2023, by and between U.S. Energy Corp. and Donald A. Kessel
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	August 1, 2023